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[LETTERHEAD OF KPMG PEAT MARWICK LLP]

                                                                    Exhibit 23.1



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors
Green Tree Financial Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the Registration Statement.

                                       /s/ KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 4, 1997